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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 10, 1999

                        Commission file number 333-46607



                          WERNER HOLDING CO. (DE), INC.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                                                                             25-1581345
--------------------------------------------------------------   ----------------------------------------------------
(State or other jurisdiction of incorporation or                    (IRS Employer Identification No.)
   organization)

1105 North Market Street, Suite 1300
Wilmington, Delaware                                                19899
--------------------------------------------------------------   ----------------------------------------------------
(Address of principal executive offices)                         (zip code)

(302) 478-5732
--------------------------------------------------------------
(Registrant's telephone number, including area code)







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Item 5.           Other Events


         On June 10, 1999, Werner Co. (the "Company"), a leading manufacturer and marketer of ladder products and other access equipment and a wholly-owned subsidiary of the Registrant, issued a press release announcing the election of Dennis G. Heiner as President and Chief Executive Officer to succeed Donald M. Werner. Mr. Heiner most recently was the President of the Building Products Worldwide-Black & Decker Corporation and has been an Executive Vice President of Black & Decker Corporation since 1989. Mr. Werner will continue in the capacity of Chairman of the Board. This press release is incorporated herein as Exhibit 99.





Item 7.      Financial Statements and Exhibits


             (c)   Exhibits:


                   99.      Press Release by the Company dated June 10, 1999.





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                                    SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            WERNER HOLDING CO. (DE), INC.



Date: June 17, 1999                         By:  /s/ R.P. Tamburrino
                                                ------------------------------
                                                R.P. Tamburrino
                                                Vice President, Chief Financial
                                                Officer and Treasurer

                                                (Principal Financial Officer and
                                                 Principal Accounting Officer)


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